UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

(Date of Report (date of earliest event reported)

May 31, 2017

SIERRA MONITOR CORPORATION

(Exact name of registrant as specified in its charter)

California	000-7441	95-2481914
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1991 Tarob Court Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 262-6611

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 10, 2017 and May 31, 2017, the Board of Directors (the “Board”) of Sierra Monitor Corporation (the “Company”) approved amending the Bylaws of the Company (the “Amended Bylaws”), effective as of the date of the Company’s 2017 Annual Meeting of Shareholders, which was held on May 31, 2017, in order to reduce the size of the Board from five to three.

The foregoing summary of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.2 hereto, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Shareholders, held on May 31, 2017, the Company’s shareholders:

1. Elected three directors to serve until the 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

2. Ratified the appointment of Squar Milner, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

3. Approved, by advisory vote, the Company’s executive compensation.

Set forth below, with respect to each matter, are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, applicable to each item.

Proposal 1: Election of Directors:

Director	Votes For	Votes Withheld
Gordon R. Arnold	6,153,529	1,093,186
C. Richard Kramlich	7,067,165	179,550
Robert C. Marshall	6,408,983	837,732

All director nominees were duly elected.

Proposal 2: Ratification of the appointment of Squar Milner, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes For	Votes Against	Abstentions
9,068,561	1,100	400

Proposal 2 was approved.

Proposal 3: Approval, by advisory vote, of the Company’s executive compensation:

Votes For	Votes Against	Abstentions
6,332,563	853,033	61,119

Proposal 3 was approved.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this report on Form 8-K:

Exhibit Number	Description

3.2	Amended Bylaws of Sierra Monitor Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA MONITOR CORPORATION

	By:	/s/ Gordon R. Arnold
Gordon R. Arnold
Executive Chairman, Interim President and CEO and Secretary

Date: June 2, 2017

INDEX TO EXHIBITS

Exhibit Number	Description

3.2	Amended Bylaws of Sierra Monitor Corporation